HERE CONFIDENTIAL

FOURTH AMENDMENT TO TERRITORY LICENSE NO. 11 ([*****])
This Fourth Amendment (“Fourth Amendment”) to the Territory License No. 11, effective April 3, 2015 (“TL 11”), as amended, to the Data License Agreement (“Agreement”), dated December 1, 2002, by and between Telenav, Inc. (“Client”) and Navigation Technologies Corporation, which was subsequently assigned to HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (collectively, “HERE”), is made and entered into as of the date of latest signature below (“Amendment Effective Date”). The Agreement and TL 11, and amendments thereto, are hereby referred to herein as the “Agreement.” Capitalized terms not otherwise defined in the body of this Fourth Amendment shall have the meanings set forth in the Agreement.
WHEREAS, the Parties desire to amend certain terms of the Agreement;
NOW THEREFORE, the Parties agree to amend certain provisions of the Agreement with this Fourth Amendment as follows:

1.	Territory License Term.
The following text of page 1 of TL11 is hereby deleted in its entirety:
“At the time that [*****] ceases production of [*****], the license rights set forth herein shall be limited, for the duration of the TL Terms, to (i) compiling updated versions of the Data made available by HERE and (ii) distributing such updated Compiled Data in the form of update Copies or a master copy of updated Compiled Data to the applicable party to which appropriate rights have been granted to distribute update Copies (‘Update License Rights’).”

Such text shall be replaced with the following language:
“At the time that [*****] ceases production of [*****], the license rights set forth herein shall be limited, for the duration of the TL Terms, to (i) compiling updated versions of the Data made available by HERE and (ii) distributing such updated Compiled Data in the form of update Copies or a master copy of updated Compiled Data to the applicable party to which appropriate rights have been granted to distribute update Copies (‘Update License Rights’).”

2.	Additional Provisions.
Section VII of TL 11 is hereby amended to add the following new Section G:

“Client may not [*****] or [*****] the [*****] with any other [*****], [*****] or [*****] that may [*****] the [*****] to any [*****]or [*****] or [*****] where such [*****] or [*****] would (a) cause the [*****] or [*****] of [*****]; (b) result in [*****] of [*****] for the [*****] of [*****]; (c) cause [*****] of [*****] at [*****], as a [*****] for [*****], [*****] or [*****] of [*****], [*****] or [*****]; or (d) otherwise [*****] or [*****] the [*****] or [*****] of [*****]”

Section V. of TL11 is hereby amended to add the following language at the end of Section B:

“In the event that [*****] notifies Client that the number of Copies reported during a prior reporting period to Client and to HERE were incorrect, and Client had used such numbers to compile an incorrect License Fee report, Client shall include, with Client’s subsequent License Fee report following such notification, a proper adjustment to the number of Copies reported for such prior period, which shall be incorporated as a debit or credit, as appropriate, to the then-current period’s License Fee report. For clarity, the aforementioned adjustment shall not include warranty or service returns that are not otherwise authorized.

3.	Exhibit A (Pricing). Effective as of January 1, 2018, Exhibit A of TL 11 is hereby deleted in its entirety and replaced with the amended Exhibit A, attached hereto.

4.	Except as modified hereunder, all other terms and conditions of the Agreement shall stay in full force and effect.

Amendment 3 to TL 11 [Telenav, Inc.][ NA AUTO PR-018176]28AUG2017_CR]    Page 1 of 7

HERE CONFIDENTIAL

IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be executed by their authorized representatives as of the Amendment Effective Date.
HERE NORTH AMERICA, LLC                 TELENAV, INC.
By:    /s/ Jeannie Lee Newman        By:    /s/ Michael Strambi
Name:    Jeannie Lee Newman        Name:    Michael Strambi
Title:    Senior Legal Counsel        Title:    Chief Financial Officer
Date:    December 14, 2017        Date:    December 12, 2017

HERE NORTH AMERICA, LLC
By:    /s/ Neil McTeigue
Name:    Neil McTeigue
Title:    Senior Legal Counsel
Date: December 14, 2017

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EXHIBIT A PRICING

I.    License Fees per Initial Copy and Non-Optional Multi-Year Annual Copy Subscriptions for [*****] Route Guidance Applications and [*****] Route Guidance Applications

The following License Fees shall apply for use of the specified Data in Table 3 below for [*****] Route Guidance Applications and [*****] Route Guidance Applications for the Territories specified in Tables 1 and 2 below. The “standard” License Fees set forth in Tables 1 and 2 below shall include the applicable Initial Copy of the Data and type and length of the applicable Multi-Year Annual Copy Subscription for [*****] Route Guidance Applications, plus an incremental [*****] royalty fee for use of the [*****], subject to the terms and conditions of that Patent License Agreement (“PLA”), made by and between Client and HERE Global B.V., dated January 1, 2014, which shall be paid to HERE in accordance with this TL, in connection with the [*****]Route Guidance Applications. An incremental License Fee for use of the Data for “[*****]” and “[*****]” [*****] Route Guidance Applications shall be added to the “standard” License Fees, where such incremental License Fee shall include the [*****] royalty fee for use of the [*****] in accordance with the PLA as specified above, which shall be paid to HERE in accordance with this TL, in connection with the [*****] Route Guidance Applications. Up to [*****] ([*****]) [*****] Update Copies may be provided to the same End-User (or subsequent vehicle owner) during each annual period of the applicable Multi-Year Annual Copy Subscription specified in the Tables below. For clarity, the License Fees specified herein do not include any Renewal Subscription fees (as defined below) and/or fees or costs associated with distribution of Update Copies (i.e., Client is solely responsible for any costs or fees associated with the manner of distribution of Update Copies) and/or development activities, if any, with respect to the [*****] Route Guidance Applications that use the Data as licensed hereunder (i.e., NRE fees, etc.). Such development activities, if any, and associated fees and costs shall be specified under a separate written agreement as mutually agreed upon by the parties.

Table 1a License Fees for [*****]Route Guidance Applications and [*****]Route Guidance Applications ([*****] and [*****] Territories)
Territory	[*****]Route Guidance Applications	[*****] Route Guidance Applications (with [*****])		[*****] Route Guidance Applications (with [*****])
	Standard License Fees for Initial Copy and Lifetime Multi-Year Annual Copy Subscription ([*****] years)	Standard License Fees for Initial Copy and Lifetime Multi-Year Annual Copy Subscription ([*****] years)	Incremental Uplift for [*****]*	Incremental Uplift for [*****]*
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

*Incremental uplift fee includes the [*****] royalty fee for use of the [*****].

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HERE CONFIDENTIAL

Table 1b 2019 License Fees for [*****] Route Guidance Applications and [*****]Route Guidance Applications ([*****] and [*****] Territories)
Territory	[*****]Route Guidance Applications	[*****] Route Guidance Applications (with [*****])		[*****]Route Guidance Applications (with [*****])
	Standard License Fees for Initial Copy and Lifetime Multi-Year Annual Copy Subscription ([*****] years)	Standard License Fees for Initial Copy and Lifetime Multi-Year Annual Copy Subscription ([*****] years)	Incremental Uplift for [*****]*	Incremental Uplift for [*****]*
[*****] only	[*****]	[*****]	[*****]	[*****]
[*****] only	[*****]	[*****]	[*****]	[*****]
[*****] only	[*****]	[*****]	[*****]	[*****]
[*****] only	[*****]	[*****]	[*****]	[*****]
[*****] only	[*****]	[*****]	[*****]	[*****]
[*****] only	[*****]	[*****]	[*****]	[*****]
*Incremental uplift fee includes the [*****]royalty fee for use of the [*****].

Table 2 License Fees for [*****] Route Guidance Applications ([*****] Territory)
Territory	[*****] Route Guidance Applications			[*****] Route Guidance Applications (with [*****])				[*****]Route Guidance Applications (with [*****])
	Standard License Fees for Initial Copy and Lifetime Multi-Year Annual Copy Subscription ([*****] years)	Standard License Fees for Initial Copy and Lifetime Multi-Year Annual Copy Subscription ([*****] years)	Standard License Fees for Initial Copy and Lifetime Multi-Year Annual Copy Subscription ([*****] years)	Standard License Fees for Initial Copy and Lifetime Multi-Year Annual Copy Subscription ([*****] years)	Standard License Fees for Initial Copy and Lifetime Multi-Year Annual Copy Subscription ([*****] years)	Standard License Fees for Initial Copy and Lifetime Multi-Year Annual Copy Subscription ([*****] years)	Incremental Uplift for [*****]*	Incremental Uplift for [*****]*
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
*Incremental uplift fee includes the [*****] royalty fee for use of the [*****].
II. Renewal Subscription. If, at the end of the applicable Lifetime Multi-Year Annual Copy Subscription, Client desires to extend the Subscription periods for all Application units for one (1) additional one (1) year period (“Renewal Subscription”), then the following One-Year Renewal Subscription fees as provided in the table below shall apply, provided that the Renewal Subscription is provided only to original subscriber.  The terms of any extension beyond the the applicable Lifetime Multi-Year Annual Copy Subscription shall be mutually agreed by the parties.

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HERE CONFIDENTIAL

Renewal Subscription License Fees
Territory	Length of Subscription	One-Year Renewal Subscription Fee
[*****]	[*****] years	[*****]
	[*****] years	[*****]
	[*****] years	[*****]
[*****]	[*****] years	[*****]
[*****]	[*****] years	[*****]
[*****]	[*****] years	[*****]
[*****]	[*****] years	[*****]
[*****]	[*****] years	[*****]

Table 3 HERE Data
	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Base Map Data	X	X	X	X	X	X
Additional Content
[*****]	X	X	X	X	X	X
[*****]	X	X	X	X	X	X
[*****]	X	X	X	X	X	X
[*****]	X			X		X
[*****]		X
[*****]	X	X	X	X	X	X
[*****]	X	X	X
[*****]	X	X	X	X	X	X
[*****]	X	X	X	X	X	X
[*****]	X	X	X	X	X	X
[*****]	X	X	X	X	X	X
[*****]	X	X	X	X	X	X
[*****]	X	X	X	X	X	X
[*****]	X	X	X	X	X	X
[*****]	X
[*****]	X	X	X	X	X	X
[*****]	X	X	X	X	X	X
[*****]	X	X	X	X		X
[*****]	X	X	X	X	X	X

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HERE CONFIDENTIAL

[*****]	X	X	X	X	X	X
[*****]	X	X	X	X		X
[*****]	X
[*****]				X		X
[*****]		X
[*****]	X	X			X
[*****]	X	X	X	X		X
[*****]	X	X	X	X	X	X
[*****]	X	X	X	X	X	X
[*****]	X	X	X	X	X	X
[*****]	X	X	X	X	X	X
[*****]	X	X	X	X	X	X
[*****]				X	X	X
[*****]	X	X	X	X	X
[*****]	X	X	X	X	X	X
[*****]	X	X	X	X	X	X
[*****]	X	X	X		X
[*****]	X	X	X		X
[*****]	X	X	X	X	X	X
[*****]	X	X	X	X	X	X
[*****]	X	X	X	X	X	X
[*****]	X	X	X		X
[*****]	X	X	X	X	X	X

**Included for [*****] Route Guidance Applications with [*****] only.

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HERE CONFIDENTIAL

II.
Productivity Discount. The License Fees set forth in this Exhibit A are subject to a [*****] productivity discount from [*****] through [*****], commencing with Copies distributed in [*****]. For sake of clarity, the [*****] productivity discount shall only apply for [*****].

III.	Warranty Pricing.

For [*****] vehicles, the per Copy License Fee in 2017 shall be [*****] for any Copies used as warranty replacements. Warranty replacement Copy License Fees shall decrease by [*****] in subsequent years. All warranty replacement Copies must be reported by Client as a separate line item in connection with Client’s Monthly License Fee Report referenced in Section V.B. of the Agreement.

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